                                                                  Exhibit 10.7

                                                     This Agreement is made,
                                            effective as of May 17, 2002, among
                                            the following parties: FIRST
                                            COMMUNITY FINANCIAL CORPORATION, an
                                            Arizona corporation ("FCFC");
                                            TELETOUCH COMMUNICATIONS, INC.
                                            ("Borrower"); ING PRIME RATE TRUST
                                            (formerly known as Pilgrim America
                                            Prime Rate Trust) ("ING").

RECITALS:
---------

     A. Borrower is currently obligated to ING under that certain Loan Modification Agreement, Second Amended and Restated Credit Agreement and Amended and Restated Promissory Note in the principal amount of $2,750,000, each dated May 17, 2002, (the "ING Loan");

     B. Borrower desires to obtain from FCFC a revolving Line of Credit in the amount of $2,000,000 and a term loan in the amount of $250,000 (collectively, the "FCFC Loans") to be secured by a security interest in certain personal property hereafter described and referred to as the "FCFC Collateral";

     C.  FCFC is willing to make the FCFC Loans to Borrower, provided that,
                                                             --------
among other conditions, FCFC is granted security interests in the FCFC Collateral that are prior in right and superior to all security interests now existing and/or hereafter arising in favor of ING, in the same property of the Borrower; and

     D. To induce FCFC to grant to Borrower the FCFC Loans, ING is willing to subordinate its security interests in and rights with respect to the FCFC Collateral, upon the terms and conditions hereinafter set forth.

AGREEMENT:
----------

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the execution hereof, the parties hereto do hereby agree as follows:

     1.  Definitions. Any and all terms used in this Agreement shall be
         -----------
construed and defined in accordance with the meaning and definitions set forth in this Agreement or, to the extent not inconsistent herewith, as such terms are defined in then current version of the Code (hereafter defined) adopted by the State of Arizona, and as amended from time to time; provided, however, with
                                                    --------
respect to any term used herein that is defined in Article 9 of the Code as in force (i) in the jurisdiction in which a financing statement is signed by Borrower in connection with the FCFC Loans, at the time that it is signed, or
(ii) at any relevant time in the jurisdiction in which a financing statement signed by Borrower in connection with the FCFC Loans is filed, or (iii) at any relevant time in the jurisdiction in which the terms of FCFC's Loan Documents (hereafter defined) are enforced, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the three definitions:

     (a) "Borrower's Books" means and includes all of Borrower's books and records including, but not limited to, all customer lists and lists of account debtors, all ledgers, records reflecting, summarizing or evidencing Borrower's assets, accounts, business operations or financial condition, all computer programs, computer discs, computer printouts and other computer prepared information and its related computer equipment, of any kind.

     (b) "Code" means the Uniform Commercial Code prepared under the joint sponsorship of the American Law Institute and the National Conference of Commissioners on Uniform State Laws, as amended from time to time.

     (c) "FCFC Collateral" means and includes all of the following properties, assets and rights of the Borrower and whatever is encompassed by the Code's definition of the following terms, wherever located, whether now owned or existing, or hereafter acquired or arising, and all proceeds, products, replacements, substitutes, accessions, additions and improvements to any thereof:

                  All personal property of every kind and nature including, without limitation, all furniture, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, chattel paper (including security agreements and leases), electronic chattel paper, documents, records, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (i) Borrower operates or has authority to operate, (excluding however all licenses issued
                                         ---------
                  by the Federal Communications Commission, and books and records which pertain exclusively to such licenses), (ii) Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use, or have authority to possess or use Borrower's property (whether tangible or intangible), and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications and schematics, and Borrower's Books;

excluding, however, all corporate stock of Teletouch Licenses, Inc., and all
---------
books and records which pertain exclusively to such stock, books and records which pertain exclusively to any licenses issued by the Federal Communications Commission that are now or hereafter held by Teletouch Licenses, Inc., books and records (including without limitation blue prints, surveys, and drawings), of and/or concerning any real property of Borrower, including real property in Tyler, Smith County, Texas, and that certain Amended and Restated Operating Agreement between Borrower and Teletouch Licenses, Inc.

     (d) "FCFC's Loan Documents" means all agreements, documents and instruments which have been or may hereafter be executed by Borrower and others in connection with the FCFC Loans, including all modifications, extensions and revisions thereof.

     (e) "FCFC Loans" means all indebtedness, obligations and liability of Borrower and each Person who hereafter becomes Borrower, that is now or hereafter owing to FCFC, regardless whether such indebtedness, obligation or liability is now existing or hereafter arising, whether it is voluntary or involuntary, whether due or not, secured or unsecured, absolute or contingent, liquidated or unliquidated, and whether it is for principal, interest, fees, expenses or otherwise, and regardless whether the Person who is or hereafter becomes Borrower may be liable individually or jointly with others, or whether recovery upon any such obligations may be or hereafter become barred or otherwise unenforceable. The term, "FCFC Loans," also includes: (a) all amounts which arise after the filing of a petition by or against Borrower under Title 11 of the United States Code (the "Bankruptcy Code"), even if the obligations do not accrue because of the automatic stay under Bankruptcy Code ss. 362 or otherwise, and all amounts which would become due but for the operation of the automatic stay under ss. 362(a) of the Bankruptcy Code, and the operation of ss.ss. 502(b) and 506(b) of the Bankruptcy Code; (b) indebtedness arising under modifications, renewals, replacements and extensions of the FCFC Loans, and successive transactions which renew, continue, refinance or refund the FCFC Loans; and (c) all covenants and duties of Borrower to FCFC of every kind, nature and description, (whether arising out of FCFC's Loan Documents, this Agreement or any other agreement, instrument, document, record or contract now existing or hereafter made by Borrower in favor of FCFC, and whether created by oral agreement or operation of law, and whether or not for the payment of money), including without limitation any debt, liability or obligation owing by Borrower to others which FCFC may have acquired by assignment or otherwise.

     (f) "ING Collateral" means the all corporate stock of Teletouch Licenses, Inc., and all books and records which pertain exclusively to such stock, books and records which pertain exclusively to any licenses issued by the Federal Communications Commission that are now or hereafter held by Teletouch Licenses, Inc., books and records (including without limitation blue prints, surveys, and drawings), of and/or concerning any real property of Borrower, including real property in Tyler, Smith County, Texas, and that certain Amended and Restated Operating Agreement between Borrower and Teletouch Licenses, Inc. and all books and records which pertain exclusively to such Amended and Restated Operating Agreement, in which ING has a security interest, and any other property of Borrower in which ING has or acquires a security interest.

     (g) "ING's Loan Documents" means all agreements, documents and instruments which have been or may hereafter be executed by Borrower and others in connection with the ING Loan, including all modifications, extensions and revisions thereof.

     (h) "Person" means an individual, partnership, corporation, including a "business trust", limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     2. Priority of Security Interests. Subject to the terms and conditions of
        ------------------------------
this Agreement, all existent and hereafter existing security interests of FCFC in the FCFC Collateral are hereby made prior and superior to every security interest in the FCFC Collateral of ING and ING's security interest in the FCFC Collateral is hereby subordinated and made junior and inferior to the security interest of FCFC in the FCFC Collateral. Subject to the terms and conditions of this Agreement, all existent and hereafter existing security interests of ING in the ING Collateral are hereby made prior and superior to every security interest in the ING Collateral of FCFC and FCFC's security interest in the ING Collateral is hereby subordinated and made junior and inferior to the security interest of ING in the ING Collateral. In furtherance of the foregoing, each party to this Agreement shall execute and deliver any instrument or document reasonably requested and prepared from time to time by another party to confirm the foregoing subordination.

     3.   Forbearance by ING. Until all FCFC Loans has been fully paid and
          ------------------
satisfied, and the FCFC Loans have been terminated:

     (a) ING shall not take any action, without the prior written consent of FCFC, to enforce any of their respective security interests and rights in any of the FCFC Collateral, including but not limited to notifying account debtors of the existence of ING's security interest, or attempting to collect or realize upon any of the FCFC Collateral, or foreclosing any security interest in any of the FCFC Collateral; and

     (b) in the event that ING obtains possession of any proceeds of the FCFC Collateral, said proceeds shall be held in trust by ING as the property of FCFC, and ING shall promptly deliver the same to FCFC in precisely the form received.

Notwithstanding the foregoing, nothing herein contained shall be construed to inhibit or limit in any way ING's rights with respect to the enforcement of its security interest in ING's Collateral.

     4.   Forbearance by FCFC. Until all of the ING Loan has been fully paid and
          -------------------
satisfied, and the loans pertaining thereto have been terminated:

     (a) FCFC shall not take any action, without the prior written consent of ING, to enforce any of its security interests and rights in any of the ING Collateral, including attempting to collect or realize upon any of the ING Collateral, or foreclosing any security interest in any of the ING Collateral; and

     (b) in the event that FCFC obtains possession of any proceeds of the ING Collateral, said proceeds shall be held in trust by FCFC as the property of ING, and FCFC shall promptly deliver the same to ING in precisely the form received.

Notwithstanding the foregoing, nothing herein contained shall be construed to inhibit or limit in any way FCFC's rights with respect to the enforcement of its security interest in the FCFC Collateral.

     5.   Enforcement of FCFC's Security Interest. FCFC may at any time exercise
          ---------------------------------------
all rights and remedies with respect to the FCFC Collateral as are granted to it by law and/or FCFC's Loan Documents, without the consent of or prior notice to ING. FCFC shall account to ING for any surplus received from a liquidation or disposition of the FCFC Collateral in excess of the FCFC Loans. In liquidating or disposing of the FCFC Collateral, or any of it, FCFC needs only to use its reasonable best judgment with respect thereto and shall not be liable to ING for any act or omission with respect to the liquidation of the FCFC Collateral, or the fact that the proceeds realized from a liquidation of the FCFC Collateral could, under any circumstances, have been greater.

     6.   Enforcement of ING's Security Interest. ING may at any time exercise
          --------------------------------------
all rights and remedies with respect to the ING Collateral as are granted to it by law/or ING's Loan Documents, without the consent of or notice of or to FCFC. ING shall account to FCFC for any surplus received from a liquidation or disposition of the ING Collateral in excess of the ING Loan. In liquidating or disposing of the ING Collateral, or any of it, ING needs only use its reasonable best judgment with respect thereto and shall not be liable to FCFC for any act or omission with respect to the liquidation of the ING Collateral, or the fact that the proceeds realized from a liquidation of the ING Collateral could, under any circumstances, have been greater.

     7.   Continuing Agreement and Waiver. This Agreement shall continue until
          -------------------------------
all FCFC Loans and the ING Loan shall have been fully paid and satisfied and the FCFC Loans and the ING Loans have been terminated. Neither FCFC's or ING's rights and priority of interest granted under this Agreement shall be effected or impaired, regardless of any lack of notice to or consent of ING (all of which is hereby waived) by:

     (a) any act or failure to act on the part of Borrower under the terms of the FCFC Loan Documents, the ING Loan Documents and/or this Agreement; or

     (b) any extension or indulgence in respect of any payment or prepayment of any FCFC Loans or ING Loan or any part thereof, or in respect of any other amount payable to FCFC or ING; or

     (c) any amendment, modification, or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of the FCFC's Loan Documents, the ING Loan Documents or any agreement which may be made relating to any of the FCFC Loans or ING Loan; or

     (d) any increase from time to time of the maximum principal amount of the FCFC Loans or the ING Loan, provided the aggregate principal amount of either
                            --------
the FCFC Loans or the ING Loan does not exceed $3,500,000; or

     (e) any extension of credit from time to time to Borrower regardless of Borrower's present or future financial condition; or

     (f) any failure to furnish any information concerning Borrower's financial condition; or

     (g) any exercise or non-exercise of any right, power, privilege or remedy under or in respect of any FCFC Loans , the ING Loan, or the subordination provisions of this Agreement, or any waiver of any such right, power, privilege or remedy, or of any default in respect of the FCFC Loans , the ING Loan, or the subordination provisions of this Agreement, or any receipt by FCFC or ING, of any security, or any failure by FCFC or ING to perfect a security interest in, or any release by FCFC or ING of, any security or guaranty for the payment of the FCFC Loans, the ING Loan, or

     (h) any merger or consolidation of Borrower into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Borrower to any other Person; or

     (i) absence of any notice to, or knowledge by, FCFC or ING of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (h).

     (j) The obligations of FCFC and ING under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any FCFC Loans or ING Loan is rescinded or must otherwise be restored or returned by FCFC or ING upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

     8.   Benefit of Agreement. This Agreement shall be binding upon and inure
          --------------------
to the benefit of all parties hereto and their respective successors and assigns.

     9.   Governing Law and Forum Selection. This Agreement shall be governed,
          ---------------------------------
construed and enforced in accordance with the laws of the State of Arizona (without regard to principles of conflict of laws), and in the event of any dispute arising out of this Agreement, the parties agree that the only proper forums for the resolution of any such dispute shall be state or federal courts within the State of Arizona.

     10.  Attorneys' Fees and Costs: If any proceeding is brought for the
          -------------------------
enforcement, interpretation, modification, termination or breach of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party or parties reasonable attorneys' fees and costs incurred in addition to any other costs or relief to which it may be entitled.

     11.  Amendments. This Agreement may be amended or modified only by a
          ----------
writing executed by all parties hereto.

     12.  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Facsimile transmission to a party of a signed copy of this Agreement shall constitute and be deemed delivery of the signature copy of this Agreement to the recipient.

     13.  Headings. Section headings in this Agreement are for convenience and
          --------
reference only and shall not govern the interpretation of any of the provisions of this Agreement.

     14.  Waiver of Jury Trial. All parties hereby knowingly, voluntarily, and
          --------------------
intentionally, waives any rights they may have to require a trial by jury in any court action involving any of the parties and pertaining to their obligations hereunder or the FCFC Collateral, and agree that any such action or proceeding shall be tried before a court and not before a jury.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                   FIRST COMMUNITY FINANCIAL CORPORATION


                                   By___________________________________________

                                   Its__________________________________________


                                   TELETOUCH COMMUNICATIONS, INC.


                                   By___________________________________________

                                   Its__________________________________________


                                   ING PRIME RATE TRUST
                                   (formerly known as Pilgrim America Prime
                                   Rate Trust)


                                   By: ING INVESTMENTS, LLC

                                   Its__________________________________________


                                   By___________________________________________

                                   Its__________________________________________

                                   GUARANTORS
                                   ----------

     The undersigned, a Guarantor of the ING Loan, hereby consents to the execution, delivery and performance of this Agreement for all purposes.


TELETOUCH LICENSES, INC.


By_____________________________

Its____________________________